SUPPLEMENT DATED JANUARY 9, 2004
                       TO THE VARIABLE LIFE STATEMENTS OF ADDITIONAL INFORMATION

The following information replaces the Distribution section. Please retain this supplement for future reference.


                     DISTRIBUTION OF VARIABLE LIFE POLICIES

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Travelers Distribution LLC ("TDLLC") serves as the principal underwriter and distributor of the securities offered through this prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. TDLLC also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). TDLLC is affiliated with the Company and each Separate Account. TDLLC, as the principal underwriter and distributor, does not retain any fees under the Policy.

The Policies are offered on a continuous basis. TDLLC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. We intend to offer the Policy in all jurisdictions where we are licensed to do business and where the Policy is approved.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy and from profits on payments received by the Company and TDLLC for providing administrative, marketing and other support and services to the Funds.

Certain broker-dealer firms may receive additional compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to the Company or our affiliates, and may be based on aggregate or anticipated sales of the Policies, meeting certain sales thresholds and/or overhead expenses incurred by the broker-dealer firms in offering the variable product. These special compensation arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. The Company and TDLLC have entered into such arrangements with Interlink Securities, Inc., Intersecurities, Inc., NFP Securities, Inc., The Leaders Group, Tower Square Securities, Inc., Transamerica Financial Advisers, Inc., Highland Capital Securities, Inc. and Underwriter Equity Corporation. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you.

The amount and timing of overall compensation, including both commissions and additional compensation as outlined above, may vary depending on the selling and other agreementS in place, but is not expected to exceed 130.28% of the target premium and 6.5% of excess premium paid in the first Policy Year. The maximum compensation payable will not exceed 6.5% of the annual renewal premium paid after Policy Year 1. We may also periodically establish commission specials; however, commissions paid under these specials will not exceed the amounts described immediately above. To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Funds or serves as a subadviser to a Fund of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Policies. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management.

TOWER SQUARE SECURITIES. TDLLC has entered into a selling agreement with Tower Square Securities, Inc. ("Tower Square"), which is affiliated with the Company. Registered representatives of Tower Square, who are properly licensed and appointed, may offer the Policy to customers. Such representatives are eligible for various cash benefits, such as bonuses, commission advances and non-cash compensation programs offered by the Company. Sales of the Policies may help qualify a Tower Square representative for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, sales representatives who meet certain Company productivity, persistency and length of the services standards may be eligible for additional compensation.





SUPPLEMENT TO THE FOLLOWING STATEMENTS OF ADDITIONAL INFORMATION: THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE: MARKETLIFE, VINTAGELIFE, TRAVELERS PORTFOLIO ARCHITECT LIFE, TRAVELERS VARIABLE SURVIVORSHIP LIFE, TRAVELERS VARIABLE SURVIVORSHIP LIFE II, INVEST, TRAVELERS VARIABLE LIFE, TRAVELERS VARIABLE LIFE ACCUMULATOR; THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE:
MARKETLIFE, VINTAGELIFE, TRAVELERS PORTFOLIO ARCHITECT LIFE, TRAVELERS VARIABLE SURVIVORSHIP LIFE, TRAVELERS VARIABLE SURVIVORSHIP LIFE II, TRAVELERS VARIABLE LIFE, TRAVELERS VARIABLE LIFE ACCUMULATOR; THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE: VINTAGELIFE; THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT TWO: TRAVELERS PORTFOLIO ARCHITECT LIFE: THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT THREE: VINTAGELIFE; THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT FOUR: TRAVELERS PORTFOLIO ARCHITECT LIFE.


January 2004                                                             L-23142